                                                        EXHIBIT 4.3
                                                        Composite Conformed Copy

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                   AMENDED AND RESTATED DECLARATION OF TRUST

                         First American Capital Trust I

                           Dated as of April 22, 1997

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                               TABLE OF CONTENTS
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                                   ARTICLE 1

                   INTERPRETATION AND DEFINITIONS..........................   1
Section 1.1  Interpretation and Definitions................................   1
        Affiliate..........................................................   2
        Authorized Officer.................................................   2
        Bankruptcy Event...................................................   2
        Business Day.......................................................   3
        Business Trust Act.................................................   3
        Capital Security...................................................   3
        Capital Securities Beneficial Owner................................   3
        Capital Securities Certificate.....................................   3
        Certificate........................................................   3
        Certificate of Trust...............................................   3
        Closing Date.......................................................   3
        Code...............................................................   3
        Commission.........................................................   4
        Common Securities Holder...........................................   4
        Common Security....................................................   4
        Common Security Certificate........................................   4
        Capital Securities.................................................   4
        Distribution Date..................................................   4
        Corporate Trust Office.............................................   4
        Covered Person.....................................................   4
        Debenture Issuer...................................................   4
        Debenture Issuer Indemnified Person................................   4
        Debenture Trustee..................................................   4
        Debentures.........................................................   4
        Delaware Trustee...................................................   5
        Depositary.........................................................   5
        Distribution.......................................................   5
        DTC................................................................   5
        Exchange Act.......................................................   5
        Exchange Offer.....................................................   5
        Fiduciary Indemnified Person.......................................   5
        Fiscal Year........................................................   5
        Global Security....................................................   5
        Guarantee..........................................................   5
        Holder.............................................................   5
        Indemnified Person.................................................   5
        Indenture..........................................................   5
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         Indenture Event of Default.......................................    5
         Initial Purchasers...............................................    6
         Institutional Accredited Investor................................    6
         Investment Company...............................................    6
         Investment Company Act...........................................    6
         Investment Company Event.........................................    6
         Legal Action.....................................................    6
         Liquidation Date.................................................    6
         List of Holders..................................................    6
         Majority in Liquidation Amount...................................    6
         New Capital Securities...........................................    6
         Officers' Certificate............................................    6
         Paying Agent.....................................................    7
         Payment Amount...................................................    7
         Person...........................................................    7
         Private Placement Legend.........................................    7
         Property Account.................................................    7
         Property Trustee.................................................    7
         Pro Rata.........................................................    7
         Qualified Institutional Buyer....................................    7
         Quorum...........................................................    7
         Redemption Price.................................................    7
         Registration Rights Agreement....................................    7
         Regular Trustee..................................................    8
         Regulation S.....................................................    8
         Related Party....................................................    8
         Responsible Officer..............................................    8
         Capital Securities...............................................    8
         Restricted Global Security.......................................    8
         Restricted Security..............................................    8
         Rule 144A........................................................    8
         Securities.......................................................    8
         Securities Act...................................................    8
         Security Register................................................    8
         Security Registrar...............................................    8
         Special Event....................................................    8
         Sponsor..........................................................    8
         Successor Delaware Trustee.......................................    8
         Successor Entity.................................................    9
         Successor Property Trustee.......................................    9
         Successor Securities.............................................    9
         Super Majority...................................................    9
         Tax Event........................................................    9
         10% in Liquidation Amount........................................    9
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          Transfer Restricted Securities...................................   9
          Treasury Regulations.............................................   9
          Trust Enforcement Event..........................................   9
          Trust Indenture Act..............................................   9
          Trustee" or "Trustees............................................  10
          Trustees' Authorization Certificate..............................  10

                                   ARTICLE 2

                             TRUST INDENTURE ACT...........................  10
     Section 2.1  Trust Indenture Act; Application.........................  10
     Section 2.2  Lists of Holders of Securities...........................  10
     Section 2.3  Reports by the Property Trustee..........................  11
     Section 2.4  Periodic Reports to the Property Trustee.................  11
     Section 2.5  Evidence of Compliance with Conditions Precedent.........  11
     Section 2.6  Trust Enforcement Events; Waiver.........................  11
     Section 2.7  Trust Enforcement Event; Notice..........................  13

                                   ARTICLE 3

                                ORGANIZATION...............................  14
     Section 3.1  Name and Organization....................................  14
     Section 3.2  Office...................................................  14
     Section 3.3  Purpose..................................................  14
     Section 3.4  Authority................................................  14
     Section 3.5  Title to Property of the Trust...........................  15
     Section 3.6  Powers and Duties of the Regular Trustees................  15
     Section 3.7  Prohibition of Actions by the Trust and the Trustees.....  18
     Section 3.8  Powers and Duties of the Property Trustee................  19
     Section 3.9  Certain Duties and Responsibilities of the Property
                  Trustee..................................................  21
     Section 3.10 Certain Rights of Property Trustee.......................  23
     Section 3.11 Delaware Trustee.........................................  25
     Section 3.12 Execution of Documents...................................  25
     Section 3.13 Not Responsible for Recitals or Issuance of Securities...  26
     Section 3.14 Duration of Trust........................................  26
     Section 3.15 Mergers..................................................  26
     Section 3.16 Property Trustee May File Proofs of Claim................  28

                                   ARTICLE 4

                                   SPONSOR.................................  28
     Section 4.1  Responsibilities of the Sponsor..........................  28
     Section 4.2  Indemnification and Expenses of the Trustee..............  29
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                                   ARTICLE 5

                        TRUST COMMON SECURITIES HOLDER.....................   29
     Section 5.1   Debenture Issuer's Purchase of Common Securities........   29
     Section 5.2   Covenants of the Common Securities Holder...............   30

                                   ARTICLE 6

                                  TRUSTEES.................................   30
     Section 6.1   Number of Trustees......................................   30
     Section 6.2   Delaware Trustee........................................   30
     Section 6.3   Property Trustee; Eligibility...........................   31
     Section 6.4   Certain Qualifications of Regular Trustees
                   and Delaware Trustee Generally..........................   32
     Section 6.5   Initial Trustees........................................   32
     Section 6.6   Appointment, Removal and Resignation of Trustees........   32
     Section 6.7   Vacancies among Trustees................................   33
     Section 6.8   Effect of Vacancies.....................................   34
     Section 6.9   Meetings................................................   34
     Section 6.10  Delegation of Power.....................................   34
     Section 6.11  Merger, Conversion, Consolidation or Succession to
                   Business................................................   35

                                   ARTICLE 7

                               THE SECURITIES..............................   35
     Section 7.1  General Provisions Regarding Securities..................   35
     Section 7.2  Distributions............................................   37
     Section 7.3  Redemption of Securities.................................   38
     Section 7.4  Redemption Procedures....................................   38
     Section 7.5  Voting Rights of Capital Securities......................   40
     Section 7.6  Voting Rights of Common Securities.......................   42
     Section 7.7  Paying Agent.............................................   43
     Section 7.8  Transfer of Securities...................................   44
     Section 7.9  Mutilated, Destroyed, Lost or Stolen Certificates........   45
     Section 7.10 Deemed Security Holders..................................   45
     Section 7.11 Form and Dating..........................................   46
     Section 7.12 Transfer Procedures and Restrictions.....................   47
     Section 7.13 CUSIP Numbers............................................   54

                                   ARTICLE 8

                    DISSOLUTION AND TERMINATION OF TRUST...................   55
     Section 8.1  Terminating Events.......................................   55
     Section 8.2  Termination..............................................   55
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     Section 8.3  Liquidation.............................................   55

                                   ARTICLE 9

                           LIMITATION OF LIABILITY OF
                     HOLDERS OF SECURITIES, TRUSTEES OR OTHERS............   57
     Section 9.1  Liability...............................................   57
     Section 9.2  Exculpation.............................................   57
     Section 9.3  Fiduciary Duty..........................................   58
     Section 9.4  Indemnification.........................................   59
     Section 9.5  Outside Businesses......................................   61

                                  ARTICLE 10

                                  ACCOUNTING..............................   61
     Section 10.1  Fiscal Year............................................   61
     Section 10.2  Certain Accounting Matters.............................   62
     Section 10.3  Banking................................................   62
     Section 10.4  Withholding............................................   62

                                   ARTICLE 11

                           AMENDMENTS AND MEETINGS........................   63
     Section 11.1  Amendments.............................................   63
     Section 11.2  Meetings of the Holders of Securities; Action by
                   Written Consent........................................   65

                                   ARTICLE 12

                      REPRESENTATIONS OF PROPERTY TRUSTEE
                            AND DELAWARE TRUSTEE..........................  66
     Section 12.1  Representations and Warranties of the Property Trustee.  66
     Section 12.2  Representations and Warranties of the Delaware Trustee.  67

                                   ARTICLE 13

                                MISCELLANEOUS.............................  68
     Section 13.1  Notices................................................  68
     Section 13.2  Governing Law..........................................  69
     Section 13.3  Intention of the Parties...............................  69
     Section 13.4  Headings...............................................  69
     Section 13.5  Successors and Assigns.................................  69
     Section 13.6  Partial Enforceability.................................  69
     Section 13.7  Counterparts...........................................  70
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                                    EXHIBITS

     Exhibit A  Capital Security Certificate
     Exhibit B  Common Security Certificate
     Exhibit C  Trustee's Authorization Certificate

                   AMENDED AND RESTATED DECLARATION OF TRUST


     THIS AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated as of April 22, 1997 among The First American Financial Corporation, a California corporation, as Sponsor, and Thomas A. Klemens and Parker S. Kennedy, the initial Regular Trustees, Wilmington Trust Company, as the initial Property Trustee and Wilmington Trust Company, as the initial Delaware Trustee, not in their individual capacities but solely as Trustees, and the holders, from time to time, of undivided beneficial ownership interests in the assets of Trust to be issued pursuant to this Declaration.

     WHEREAS, the Delaware Trustee, Thomas A. Klemens and the Sponsor established First American Capital Trust I (the "Trust"), a business trust under the Business Trust Act pursuant to a Declaration of Trust dated as of April 11, 1997 (the "Original Declaration") and a Certificate of Trust (the "Certificate of Trust") filed with the Secretary of State of the State of Delaware on April 11, 1997; and

     WHEREAS, the sole purpose of the Trust shall be to issue and sell certain securities representing undivided beneficial ownership interests in the assets of the Trust, to invest the gross proceeds from such sales in the Debentures issued by the Debenture Issuer and to engage in only those activities necessary or incidental thereto; and

     WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

     NOW, THEREFORE, it being the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of the Trust, the Trustees hereby declare that all assets contributed to the Trust be held in trust for the benefit of the Holders, from time to time, of the Securities representing undivided beneficial ownership interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.


                                   ARTICLE I.

                         INTERPRETATION AND DEFINITIONS

          Section A.  Interpretation and Definitions.

          Unless the context otherwise requires:

          1. capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
     Section 1.1;

          2. a term defined anywhere in this Declaration has the same meaning throughout;

          3. all references to "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

          4. all references in this Declaration to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of this Declaration unless otherwise specified;

          5. a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires;

          6. a reference to the singular includes the plural and vice versa and a reference to any gender form of a term shall include the other form of a term, as applicable;

          7. all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles which are generally accepted at the date or time of such computation; provided, that when two or more principles are so generally accepted, it shall mean that set of principles consistent with those in use by the applicable Person;

          8. the words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation"; and

          9. the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

          "Authorized Officer" of a Person means any Person that is expressly authorized by such Person to bind such Person.

          "Bankruptcy Event" means, with respect to any Person:

          (a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (b) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

          "Business Day" means any day other than a Saturday or a Sunday or a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Property Trustee, or the corporate trust office of the Debenture Trustee, under the Indenture, is closed for business.

          "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

          "Capital Security" has the meaning specified in Section 7.1.

          "Capital Security Beneficial Owner" means each Person who is the beneficial owner of an interest in a Global Security as reflected in the records of the Depositary or, if a Depositary participant is not the beneficial owner, then as reflected in the records of a Person maintaining an account with the Depositary (directly or indirectly, in accordance with the rules of the Depositary).

          "Capital Security Certificate" means a certificate evidencing ownership of a Capital Security, substantially in the form attached as Exhibit A.

          "Certificate" means a Common Security Certificate or a Capital Security Certificate.

          "Certificate of Trust" has the meaning specified in the recitals hereto.

          "Closing Date" means the date on which the Capital Securities are issued and sold.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Securities Holder" means The First American Financial Corporation in its capacity as purchaser and holder of all of the Common Securities issued by the Trust.

          "Common Security" has the meaning specified in Section 7.1

          "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security, substantially in the form attached as Exhibit B.

          "Compounded Distribution" has the meaning specified in Section 7.2(a).

          "Corporate Trust Office" means the office of the Property Trustee at which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001 Attention: Corporate Trust Administration.

          "Covered Person" means (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder.

          "Debenture Issuer" means The First American Financial Corporation in its capacity as issuer of the Debentures under the Indenture.

          "Debenture Issuer Indemnified Person" means (a) any Regular Trustee;
(b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees or agents of any Regular Trustee or any Affiliate thereof; or (d) any officer, employee or agent of the Trust or its Affiliates.

          "Debenture Trustee" means Wilmington Trust Company, in its capacity as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

          "Debentures" means the Securities (as defined in the Indenture) to be issued by the Debenture Issuer and to be held by the Property Trustee.

          "Definitive Capital Securities" has the meaning specified in Section 7.11(c).

          "Delaware Trustee" has the meaning set forth in Section 6.2.

          "Depositary" means, with respect to Securities issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities.

          "Distribution" means a distribution payable to Holders in accordance with Section 7.2.

          "Distribution Date" means the date on which Distributions are made to Holders in accordance with Section 7.2.

          "DTC" means The Depository Trust Company, the initial Depositary.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

          "Exchange Agent" has the meaning specified in Section 7.7.

          "Exchange Offer" means the offer that may be made pursuant to the Registration Rights Agreement.

          "Fiduciary Indemnified Person" has the meaning set forth in Section 9.4(b).

          "Fiscal Year" has the meaning set forth in Section 10.1.

          "Global Security" means a Security, ownership and transfers of which shall be made through book entries by the Depositary as described in Section 7.11.

          "Guarantee" means the guarantee agreement of the Sponsor in respect of the Capital Securities and the Common Securities.

          "Holder" means a Person in whose name a Certificate is registered, such Person being a beneficial owner within the meaning of the Business Trust Act; provided, however, that in determining whether the Holders of the requisite liquidation amount of Capital

Securities have voted on any matter provided for in this Declaration, then for the purpose of such determination only (and not for any other purpose hereunder), if the Capital Securities remain in the form of one or more Global Securities, the term "Holders" shall mean the holder of the Global Security acting at the direction of the Capital Security Beneficial Owners.

          "Indemnified Person" means a Debenture Issuer Indemnified Person or a Fiduciary Indemnified Person.

          "Indenture" means the Junior Subordinated Indenture dated as of April 22, 1997, among the Debenture Issuer and the Debenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

          "Indenture Event of Default" means an "Event of Default" as defined in the Indenture.

          "Initial Purchasers" means Chase Securities Inc. and UBS Securities
LLC.

          "Institutional Accredited Investor" means an institution that is an "accredited investor" as the term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

          "Investment Company" means an investment company as defined in the Investment Company Act and the regulations promulgated thereunder.

          "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

          "Investment Company Event" means the receipt by the Trust of an opinion of counsel, rendered by a law firm having a recognized national securities practice, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), the Trust is or will be considered an Investment Company, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Capital Securities.

          "Legal Action" has the meaning set forth in Section 3.6(g).

          "Liquidation Date" has the meaning specified in Section 8.3(a).

          "List of Holders" has the meaning specified in Section 2.2(a).

          "Majority in Liquidation Amount" means, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities, voting together as a single class, or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

          "New Capital Securities" has the meaning specified in Section 7.1.

          "Officers' Certificate" means, with respect to any Person (other than Regular Trustees who are natural persons), a certificate signed by any Authorized Officer of such Person on behalf of such Person. Any Officers' Certificate delivered by the Trust shall be signed by at least one Regular Trustee. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

          (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer on behalf of such Person in rendering the Officers' Certificate;

          (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such officer and on behalf of such Person, such condition or covenant has been complied with.

          The term "Officers' Certificate", when used with reference to Regular Trustees who are natural persons shall mean a certificate signed by two of the Regular Trustees which otherwise satisfies the foregoing requirements.

          "Paying Agent" has the meaning specified in Section 7.7.

          "Payment Amount" has the meaning specified in Section 7.2(a).

          "Person" or "person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof or any other entity of whatever nature.

          "Private Placement Legend" has the meaning specified in Section
7.12(i).

          "Property Account" has the meaning specified in Section 3.8(c).

          "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 6.3.

          "Pro Rata" means pro rata to each Holder according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding.

          "Qualified Institutional Buyer" or "QIB" has the meaning specified in Rule 144A under the Securities Act.

          "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

          "Redemption Price" has the meaning specified in Section 7.3.

          "Registration Rights Agreement" means the Registration Rights Agreement dated the date hereof between the Sponsor, the Trust and the Initial Purchasers for the benefit of themselves and the Holders as the same may be amended from time to time in accordance with the terms thereof.

          "Regular Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

          "Regulation S" means Regulation S under the Securities Act or any successor regulation thereto.

          "Related Party" means, with respect to the Sponsor, any direct or wholly owned subsidiary of the Sponsor or any Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

          "Responsible Officer" means, with respect to the Property Trustee, any officer within the Corporate Trust Office of the Property Trustee with direct responsibility for the administration of this Declaration and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

          "Restricted Definitive Capital Securities" has the meaning specified in Section 7.11(c).

          "Restricted Global Security" means any Global Security or Global Securities evidencing Securities that are to be traded pursuant to Rule 144A.

          "Restricted Security" has the meaning assigned to such term in Rule 144(a)(3) of the Securities Act.

          "Rule 144A" means Rule 144A under the Securities Act or any successor rule thereunder.

          "Securities" means the Common Securities and the Capital Securities.

          "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

          "Securities Register" has the meaning specified in Section 7.7.

          "Security Registrar and Securities Registrar" each has the meaning specified in Section 7.7.

          "Special Event"  means an Investment Company Event or a Tax Event.

          "Sponsor" means The First American Financial Corporation, a California corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

          "Successor Delaware Trustee" has the meaning specified in Section 6.6(b).

          "Successor Entity" has the meaning specified in Section 3.15(b)(i).

          "Successor Property Trustee" has the meaning specified in Section 6.6(b).

          "Successor Securities" has the meaning specified in Section
3.15(b)(i)b.

          "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

          "Tax Event" means the receipt by the Sponsor of an opinion of counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced proposed change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which proposed change, pronouncement or decision is announced on or after the Closing Date, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to the United States federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable by the Debenture Issuer on the Debentures is not, or within 90 days of the date of such opinion, will not be deductible by the Debenture Issuer, in whole or in part, for United States federal income tax purposes, or
(iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

          "10% in Liquidation Amount" means, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities, voting together as a single class, or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

          "Transfer Restricted Securities" has the meaning specified in Section 7.1.

          "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

          "Trust Enforcement Event" in respect of the Securities means an Indenture Event of Default has occurred and is continuing in respect of the Debentures.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

          "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

          "Trustees' Authentication Order" means a written certificate, in the form attached as Exhibit C hereto, signed by the Sponsor for the purpose of establishing the terms and form of the Capital Securities and the Common Securities as determined by the Regular Trustees.


                                  ARTICLE II.

                              TRUST INDENTURE ACT

          Section A.  Trust Indenture Act; Application.

          1. At such time, if any, as this Declaration is qualified under the Trust Indenture Act, this Declaration will be subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

          2. The Property Trustee shall be the only Trustee, which, at such time, if any, as this Declaration is qualified under the Trust Indenture Act, is the "Trustee" for the purposes of the Trust Indenture Act.

          3. At such time, if any, as this Declaration is qualified under the Trust Indenture Act, if and to the extent that any provision of this Declaration conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

          4. The application of the Trust Indenture Act to this Declaration shall not affect the Trust's classification as a grantor trust for United States Federal income tax purposes and shall not affect the nature of the Securities as equity securities representing undivided beneficial ownership interests in the assets of the Trust.

          Section B.  Lists of Holders of Securities.

          1. Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee with a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders"), (i) semi-annually, not more than 15 days after January 15 and July 15 in each year and as of January 1 and July 1 and (ii) at any other time, within 30 days of receipt by the Trust of a written request from the Property Trustee for a List of Holders as of a date no more than 15 days before such List of Holders is given to the Property Trustee; provided that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

          2. The Property Trustee shall comply with its obligations under, and shall be entitled to the benefits of, Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

          Section C.  Reports by the Property Trustee.

          Within 60 days after May 15 of each year (commencing in the year of the first anniversary of the issuance of the Capital Securities), the Property Trustee shall provide to the Holders of the Capital Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

          Section D.  Periodic Reports to the Property Trustee.

          Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as are required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

          Section E.  Evidence of Compliance with Conditions Precedent.

          Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

          Section F.  Trust Enforcement Events; Waiver.

          1. The Holders of a Majority in Liquidation Amount of the Capital Securities may, by vote or written consent, on behalf of the Holders of all of the Capital Securities, waive any past Trust Enforcement Event in respect of the Capital Securities and its consequences, provided that, if the underlying Indenture Event of Default:

               a. is not waivable under the Indenture, the Trust Enforcement Event under this Declaration shall also not be waivable; or

               b. requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Trust Enforcement Event under this Declaration may only be waived by the vote or written consent of the Holders of at least the proportion in aggregate liquidation amount of the Capital Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

          The foregoing provisions of this Section 2.6(a) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Trust Enforcement Event with respect to the Capital Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration and the Capital Securities, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the Capital Securities or impair any right consequent thereon. Any waiver by the Holders of the Capital Securities of a Trust Enforcement Event with respect to the Capital Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Trust Enforcement Event with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

          2. The Holders of a Majority in Liquidation Amount of the Common Securities may, by vote or written consent, on behalf of the Holders of all of the Common Securities, waive any past Trust Enforcement Event in respect of the Common Securities and its consequences, provided that, if the underlying Indenture Event of Default:

               a. is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Trust Enforcement Event under this Declaration as provided below in this Section 2.6(b), the Trust Enforcement Event under this Declaration shall also not be waivable; or

               b. requires the consent or vote of a Super Majority to be waived under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Trust Enforcement Event under this Declaration as provided below in this Section 2.6(b), the Trust Enforcement Event under this Declaration may only be waived by the vote or written consent of the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, each Holder of Common Securities will be deemed to have waived any Trust Enforcement Event and all Trust Enforcement Events with respect to the Common Securities and the consequences thereof until all Trust Enforcement Events with respect to the Capital Securities have been cured, waived or otherwise eliminated, and until such Trust Enforcement Events with respect to the Capital Securities have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Capital Securities and only the Holders of the Capital Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Trust Enforcement Event with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the Common Securities or impair any right consequent thereon.

          3. A waiver of an Indenture Event of Default by the Property Trustee at the direction of the Holders of the Capital Securities constitutes a waiver of the corresponding Trust Enforcement Event with respect to the Capital Securities under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

          Section G.  Trust Enforcement Event; Notice.

          1. The Property Trustee shall, within 90 days after the occurrence of a Trust Enforcement Event actually known to the Property Trustee, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 27 being hereby defined to be an Indenture Event of Default, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of or interest on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

          2. The Property Trustee shall not be deemed to have knowledge of any default except:

               a. a default under Sections 5.1(1) (other than the payment of Additional Interest) and 5.1(2) of the Indenture; or

               b. any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of this Declaration shall have actual knowledge.


                                  ARTICLE III.

                                  ORGANIZATION

          Section A.  Name and Organization.

          The trust hereby continued is named "First American Capital Trust I" as such name may be modified from time to time by the Regular Trustees following written notice to the Delaware Trustee, the Property Trustee and the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

          Section B. Office.

          The address of the principal office of the Trust is c/o The First American Financial Corporation, 114 East Fifth Street, Santa Ana, California 90271. On 10 Business Days' written notice to the Holders of Securities, the Regular Trustees may designate another principal office for the Trust.

          Section C.  Purpose.

          The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the gross proceeds from such sale to acquire the Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage, pledge any of its assets or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified as a grantor trust for United States Federal income tax purposes or the Trust to register as an Investment Company.

          By the acceptance of this Trust, none of the Trustees, the Sponsor, the Holders of the Capital Securities or Common Securities or the Capital Securities Beneficial Owners will take any position for United States Federal income tax purposes which is contrary to the classification of the Trust as a grantor trust.

          Section D.  Authority.

          Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

          1. Except as otherwise expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or at the direction of, any one such Regular Trustee;

          2. Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute and deliver on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6, provided, that any registration statements referred to in Section 3.6(b)(i), including any amendments thereto, shall be signed by or on behalf of a majority of the Regular Trustees; and

          3. a Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 3.6.

          Section E.  Title to Property of the Trust.

          Except as provided in Section 3.8 with respect to the Debentures and the Property Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial ownership interest in the assets of the Trust.

          Section F.  Powers and Duties of the Regular Trustees.

          The Regular Trustees shall have the exclusive power, duty and authority, and are hereby authorized and directed, to cause the Trust to engage in the following activities:

          1. to establish the terms and form of the Capital Securities and the Common Securities in the manner specified in Section 7.1 and execute, deliver, issue and sell the Capital Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than two series of Capital Securities (which will consist exclusively of the Transfer Restricted Securities and the New Capital Securities) and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a one-time, simultaneous issuance of both Transfer Restricted Securities and Common Securities on the Closing Date and a one-time issuance of New Capital Securities pursuant to an exchange offer required pursuant to the Registration Rights Agreement;

          2. in connection with the issue and sale of the Capital Securities, at the direction of the Sponsor, to:

                    a. execute and file with the Commission one or more registration statements on the applicable forms prepared by the Sponsor, including any amendments thereto, pertaining to the Capital Securities, the Guarantee and the Debentures;

                    b. if deemed necessary or desirable by the Sponsor, execute and file an application, prepared by the Sponsor, to the New York Stock Exchange, Inc. or any other national stock exchange or the Nasdaq National Market for listing of any Capital Securities, the Guarantee and the Debentures;

                    c. if deemed necessary or desirable by the Sponsor, execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Capital Securities, the Guarantee and the Debentures under Section 12(b) or 12(g) of the Exchange Act;

                    d. execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary, in order to qualify or register all or part of the Capital Securities in any State in which the Sponsor has determined to qualify or register such Capital Securities for sale;

                    e. execute and deliver or enter into a purchase agreement and other related agreements providing for the sale of the Capital Securities to the Initial Purchasers; and

                    f. execute and deliver or enter into the Registration Rights Agreement.

          3. to acquire the Debentures with the proceeds of the sale of the Capital Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Capital Securities and the Holders of the Common Securities;

          4. to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any action in relation to any such Special Event;

          5. to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Capital Securities and Holders of Common Securities as to such actions and applicable record dates;

          6. to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of this Declaration and the Securities;

          7. to bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

          8. to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants to conduct only those services that the Regular Trustees have authority to conduct directly, and to and pay reasonable compensation for such services;

          9. to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act, if any;

          10. to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

          11. to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

          12. to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

          13. to give prompt written notice to the Property Trustee and the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Debentures as authorized by the Indenture;

          14. to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Capital Securities and the Holders of the Common Securities or to enable the Trust to effect the purposes for which the Trust was created;

          15. to take any action, not inconsistent with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the purposes and functions of the Trust as set out in Section 3.3 or the activities of the Trust as set out in this
     Section 3.6, including, but not limited to:

                    a. causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                    b. causing the Trust to be classified as a grantor trust for United States Federal income tax purposes; and

                    c. cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States Federal income tax purposes;

          16. to take all action necessary to consummate the Exchange Offer or otherwise cause the Capital Securities to be registered pursuant to an effective registration statement in accordance with the provisions of the Registration Rights Agreement;

          17. to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust; and

          18. to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

          The Regular Trustees shall exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

          Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

          Any expenses incurred by the Regular Trustees pursuant  to this
Section 3.6 shall be reimbursed by the Debenture Issuer.

          Section G.  Prohibition of Actions by the Trust and the Trustees.

          1. The Trust shall not, and the Trustees (including the Property Trustee) shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees shall not:

               a. invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

               b. acquire any assets other than the Debentures (and any interest or proceeds received thereon);

               c.    possess Trust property for other than a Trust purpose;

               d. make any loans or incur any indebtedness other than loans represented by the Debentures;

               e. possess any power or otherwise act in such a way as to vary the Trust assets;

               f. possess any power or otherwise act in such a way as to vary the terms of the Securities in any way whatsoever (except to the extent expressly authorized in this Declaration or by the terms of the Securities);

               g. issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

               h. other than as provided in this Declaration or by the terms of the Securities, (A) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee or exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless, in each case, the Trust shall have received an opinion of counsel to the effect that such amendment, modification or termination will not cause more than an insubstantial risk that the Trust will be deemed an Investment Company required to be registered under the Investment Company Act, or the Trust will not be classified as a grantor trust for United States Federal income tax purposes; or

               i. take any action inconsistent with the status of the Trust as a grantor trust for United States Federal income tax purposes.

          Section H.  Powers and Duties of the Property Trustee.

          1. The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 6.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

          2. The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

          3.  The Property Trustee shall:

               a. establish and maintain a segregated non-interest bearing trust account (the "Property Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Account and make payments to the Holders of the Capital Securities and Holders of the Common Securities from the Property Account in accordance with Section 7.2. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Capital Securities by a "nationally recognized statistical rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

               b. engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Capital Securities and the Common Securities to the extent the Debentures are redeemed or mature;

               c. upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of a Special Event; and

               d. execute and deliver a Letter of Representation, dated on or about the Closing Date, to DTC in such form as may be approved by any Regular Trustee, such approval to be exclusively evidenced by the execution of such document by a Regular Trustee on behalf of the Trust, together with such riders and other statements as may be affixed thereto.

          4. The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Declaration and the Securities.

          5. The Property Trustee shall take any Legal Action which arises out of or in connection with a Trust Enforcement Event of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

          6. The Property Trustee shall continue to serve as a Trustee until either:

               a. the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

               b. a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 6.6.

          7. Subject to such limitations as are necessary to ensure compliance with Section 3.3, the Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if a Trust Enforcement Event actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of this Declaration and the Securities.

          8. The Property Trustee shall be authorized to undertake any actions set forth in Section 317(a) of the Trust Indenture Act.

          9. For such time as the Property Trustee is the Paying Agent, the Property Trustee may authorize one or more Persons to act as additional Paying Agents to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. While the Property Trustee is so acting as Paying Agent, any such additional Paying Agent may be removed by the Property Trustee and a successor Paying Agent or additional Paying Agents may be (but are not required to be) appointed at any time by the Property Trustee. In the event the Capital Securities do not remain in the form of one or more Global Securities, the Property Trustee will act as Paying Agent and may designate an additional or substitute Paying Agent at any time.

          10. Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

          The Property Trustee shall exercise the powers set forth in this
Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

          Section I.  Certain Duties and Responsibilities of the Property
Trustee.

          1. The Property Trustee, before the occurrence of any Trust Enforcement Event and after the curing or waiving of all Trust Enforcement Events that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case a Trust Enforcement Event has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          2. No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               a. prior to the occurrence of a Trust Enforcement Event and after the curing of all such Trust Enforcement Events that may have occurred:

               (1) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration and in the Securities, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

               (2) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not on their face they conform to the requirements of this Declaration;

               b. the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

               c. the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it without gross negligence, in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

               d. no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

               e. the Property Trustee's sole duty with respect to the custody, safe-keeping and physical preservation of the Debentures and the Property Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

               f. the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

               g. the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

               h. the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

          Section J.  Certain Rights of Property Trustee.

          1.  Subject to the provisions of Section 3.9:

               a. the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

               b. any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate (or, with respect to the establishment of the terms and form of the Securities by the Regular Trustees, by a Trustees' Authentication Order);

               c. whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

               d. the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

               e. the Property Trustee may consult with counsel of its choice or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

               f. the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including attorneys, fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; provided that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of a Trust Enforcement Event, of its obligation to exercise the rights and powers vested in it by this Declaration;

               g. the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

               h. the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

               i. any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

               j. whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Securities (which instructions, if requested from the Holders, may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action), the Regular Trustees or the Sponsor, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in accordance with such instructions;

               k. If no Trust Enforcement Event has occurred and is continuing and the Property Trustee is required to decide between alternative causes of action, construe ambiguous provisions in this Declaration or is unsure of the application of any provision of this Declaration, and the matter is not one on which Holders of Capital Securities are entitled under this Declaration to vote, then the Property Trustee may, but shall be under no duty to, take such action as is directed by the Sponsor and, if not so directed, shall take such action as it deems advisable and in the best interests of the Holders of the Securities and will have no liability except for its own bad faith, gross negligence or willful misconduct;

               l. except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

               m. the Property Trustee shall not be liable for any action taken, suffered or omitted to be taken by it without negligence, in good faith and reasonably believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Declaration.

          2. No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

          Section K.  Delaware Trustee.

          Notwithstanding any other provision of this Declaration other than
Section 6.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 6.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

          Section L.  Execution of Documents.

          Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act, any Regular Trustee is authorized to execute and deliver on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6.

          Section M.  Not Responsible for Recitals or Issuance of Securities.

          The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration, the Securities, the Debentures or the Indenture.

          Section N.  Duration of Trust.

          The Trust shall exist until terminated pursuant to the provisions of
Article 8 hereof.

          Section O.  Mergers.

          1. The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Section 3.15(b) and (c).

          2. The Trust may at the request of the Sponsor, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any State; provided that:

               a. if the Trust is not the successor, such successor entity (the "Successor Entity") either:

               (1) expressly assumes all of the obligations of the Trust under the Capital Securities; or

               (2) substitutes for the Capital Securities other securities having substantially the same terms as the Capital Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Capital Securities rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise;

               b. the Sponsor expressly appoints a trustee of such Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Debentures;

               c. such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Capital Securities (including any

     Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

               d. such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Capital Securities (including any Successor Securities) in any material respect;

               e. such Successor Entity has a purpose identical to that of the Trust;

               f. prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease the Sponsor has received an opinion of counsel experienced in such matters to the effect that:

               (1) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Capital Securities (including any Successor Securities) in any material respect;

               (2) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

               (3) following such merger, consolidation, amalgamation or replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States Federal income tax purposes;

               g. the Sponsor or any permitted successor or assignee owns all of the common securities of such Successor Entity and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Guarantee;

               h. such Successor Entity expressly assumes all of the obligations of the Trust with respect to the Trustees; and

               i. there shall have been furnished to the Property Trustee an Officers' Certificate and an opinion of counsel, each to the effect that all conditions precedent set forth in this Declaration to such transaction have been satisfied.

          3. Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in aggregate liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties or assets substantially as an entity to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, conveyance, transfer or lease replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States Federal income tax purposes.

          Section P.  Property Trustee May File Proofs of Claim.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or the property of the Trust, the Property Trustee (irrespective of whether any Distributions on the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise (but shall have no duty):

          1. to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Securities (or, if the Securities are original issue discount Securities, such portion of the liquidation amount as may be specified in the terms of such Securities) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          2. to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

          Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement adjustment or compensation affecting the Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

                                  ARTICLE IV.

                                    SPONSOR

          Section A.  Responsibilities of the Sponsor.

          In connection with the issue and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

          1. to prepare for filing by the Trust with the Commission one or more registration statements on the applicable forms, including any amendments thereto, pertaining to the Capital Securities, the Guarantee and the Debentures;

          2. to determine the States in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

          3. to prepare any filing by the Trust of an application to the New York Stock Exchange, Inc. or any other national stock exchange or the Nasdaq National Market for listing, if such filing is determined to be necessary or desirable by the Sponsor;

          4. to prepare for filing by the Trust with the Commission a registration statement on Form 8-A, including any amendments thereto, if such filing is determined to be necessary or desirable by the Sponsor;

          5. to negotiate the terms of a purchase agreement and other related agreements providing for the sale of the Capital Securities to the Initial Purchasers; and

          6.  to negotiate the terms of the Registration Rights Agreement.

          Section B.  Indemnification and Expenses of the Trustee.

          The Sponsor, as borrower, agrees to indemnify the Property Trustee and the Delaware Trustee for, and to hold each of them harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Property Trustee or the Delaware Trustee, as the case may be, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending either of them against any claim or liability in connection with the exercise or performance of any of their respective powers or duties hereunder; the provisions of this Section 4.2 shall survive the resignation or removal of the Delaware Trustee or the Property Trustee or the termination of this Declaration.

                                   ARTICLE V.

                         TRUST COMMON SECURITIES HOLDER

          Section A.  Debenture Issuer's Purchase of Common Securities.

          On the Closing Date the Debenture Issuer will purchase all of the Common Securities issued by the Trust, for an amount at least equal to 3% of the capital of the Trust, at the same time as the Capital Securities are sold.

          Section B.  Covenants of the Common Securities Holder.

          For so long as the Capital Securities remain outstanding, the Common Securities Holder covenants (i) to maintain directly 100% ownership of the Common Securities, (ii) to cause the Trust to remain a statutory business trust and not to voluntarily dissolve, wind up, liquidate or be terminated, except as permitted by this Declaration, (iii) to use its commercially reasonable efforts to ensure that the Trust will not be an Investment Company, and (iv) to take no action which would be reasonably likely to cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States Federal income tax purposes.


                                  ARTICLE VI.

                                    TRUSTEES

          Section A.  Number of Trustees.

          The number of Trustees initially shall be four (4), and:

          1. at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

          2. after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities or by written consent in lieu of such meeting; provided that the number of Trustees shall be at least three; and provided further that (1) the Delaware Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable Delaware law; (2) at least one Regular Trustee is an employee or officer of, or is affiliated with, the Sponsor; and (3) one Trustee shall be the Property Trustee for so long as this

     Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

          Section B.  Delaware Trustee.

          If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

          1.  a natural person who is a resident of the State of Delaware; or

          2. if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable Delaware law,

provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable Delaware law, then the Property Trustee shall also be the Delaware Trustee and
Section 3.11 shall have no application.

          Section C.  Property Trustee; Eligibility.

          1. There shall at all times be one Trustee which shall act as Property Trustee which shall:

               a.    not be an Affiliate of the Sponsor; and

               b. be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 6.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          2. If at any time the Property Trustee shall cease to be eligible to so act under Section 6.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 6.6(c).

          3. If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the "obligor" referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

          4. The Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in
Section 310(b) of the Trust Indenture Act.

          Section D. Certain Qualifications of Regular Trustees and Delaware Trustee Generally.

          Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

          Section E.  Initial Trustees.

          The initial Regular Trustees shall be:

          Parker S. Kennedy and Thomas A. Klemens, the business address of all of whom is c/o The First American Financial Corporation, 114 East Fifth Street, Santa Ana, California 90271.

          The initial Property Trustee and Delaware Trustee shall be:
Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington Delaware 19890-0001, Attention: Corporate Trust Administration, fax:
302-427-4749, phone:  302-651-1000.

          Section F.  Appointment, Removal and Resignation of Trustees.

          1. Subject to Section 6.6(b) and 7.5(j), Trustees may be appointed or removed without cause at any time:

               a. until the issuance of any Securities, by written instrument executed by the Sponsor; and

               b. after the issuance of any Securities, by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

          2. The Trustee that acts as Property Trustee shall not be removed in accordance with Section 6.6(a) until a successor Trustee possessing the qualifications to act as Property Trustee under Section 6.3 (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor. The Trustee that acts as Delaware Trustee shall not be removed in accordance with
Section 66 until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 6.2 and 6.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

          3. A Trustee appointed to office shall hold office until his or its successor shall have been appointed, until his death or its dissolution or until his or its removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

               a. No such resignation of the Trustee that acts as the Property Trustee shall be effective:

               (1) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

               (2) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

               b. no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

          4. The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 6.6.

          5. If no Successor Property Trustee or Successor Delaware Trustee, as the case may be, shall have been appointed and accepted appointment as provided in this Section 6.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation or removal, the resigning or removed Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee, as applicable. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

          6. No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

          7. At the time of resignation or removal of the Property Trustee or the Delaware Trustee, the Debenture Issuer shall pay to such Trustee any amounts that may be owed to such Trustee pursuant to Section 9.4.

          Section G.  Vacancies among Trustees.

          If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 6.1, or if the number of Trustees is increased pursuant to Section 6.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 6.6.

          Section H.  Effect of Vacancies.

          The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 6.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

          Section I.  Meetings.

          If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

          Section J.  Delegation of Power.

          1. Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any natural person over the age of 21 his, her or its power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing.

          2. The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

          Section K.  Merger, Conversion, Consolidation or Succession to
Business.

          Any corporation into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from an merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such Person shall be otherwise qualified and eligible under this Article.

                                  ARTICLE VII.

                                 THE SECURITIES

          Section A.  General Provisions Regarding Securities.

          1. The Regular Trustees shall on behalf of the Trust issue one class of capital securities representing undivided beneficial ownership interests in the assets of the Trust, having such terms as are set forth in this Declaration (the "Transfer Restricted Securities"), one class of capital securities representing undivided beneficial ownership interests in the assets of the Trust, having such terms as are set forth in this Declaration, to be only issued in exchange for the Transfer Restricted Securities (the "New Capital Securities," and together with the Transfer Restricted Securities the "Capital Securities"), and one class of common securities representing undivided beneficial ownership interests in the assets of the Trust, having such terms as are set forth in this Declaration (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities.

               a. Capital Securities. The Capital Securities of the Trust have an aggregate liquidation amount with respect to the assets of the Trust of $100,000,000 and a liquidation amount with respect to the assets of the Trust of $1,000 per Capital Security. The New Capital Security Certificates and the Transfer Restricted Security Certificates evidencing the Capital Securities shall be substantially in the form of Exhibit A to this Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Capital Securities may be listed provided that the New Capital Security Certificate shall not contain any of the provisions following the Trustee's authentication, and shall not bear the legends required by Section 7.12(i) unless the Holder of such New Capital Securities is either (A) a broker-dealer who purchased Transfer Restricted Securities directly from the Trust for resale pursuant to Rule 144A or any other available exemption under the Securities Act, (B) a Person participating in the distribution of the Transfer Restricted Securities or (C) a Person who is an Affiliate of the Trust.

               b. Common Securities. The Common Securities of the Trust have an aggregate liquidation amount with respect to the assets of the Trust of $3,093,000 and a liquidation amount with respect to the assets of the Trust of $1,000 per Common Security. The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit B to this Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

          2. Payment of Distributions on, and amounts payable on redemption of, the Capital Securities and the Common Securities, as applicable, shall be made Pro Rata based on the liquidation amount of such Capital Securities and Common Securities; provided, however, that if on any date on which Distributions on the Securities, or amounts in respect of the redemption of the Securities or in respect of the liquidation of the Trust, are payable an Indenture Event of Default shall have occurred and be continuing, no payment of any Distribution on, or redemption amount of, any of the Common Securities, and no other payment on account of the redemption, liquidation or other acquisition of such Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all of the outstanding Capital Securities for all Distribution periods terminating on or prior thereto, or in the case of amounts payable on redemption the full amount of such redemption amounts on all of the outstanding Capital Securities then called for redemption, shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, amounts payable on redemption of the Capital Securities or amounts payable on liquidation of the Trust then due and payable.

          3. The Certificates shall be signed on behalf of the Trust by a Regular Trustee. Such signature shall be the manual or facsimile signature of any present or any future Regular Trustee. In case a Regular Trustee of the Trust who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Certificate, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of this Declaration any such person was not such a Regular Trustee.

          A Certificate shall not be valid until authenticated by the manual signature of an Authorized Officer of the Property Trustee. Such signature shall be conclusive evidence that the Certificate has been authenticated under this Declaration.

          Upon receipt by the Property Trustee of a Trustees' Authentication Order with respect thereto, the Property Trustee shall authenticate the Certificates for original issue. The aggregate liquidation amount of Capital Securities outstanding at any time shall not exceed the liquidation amount set forth in Section 7.1(a)(i).

          The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Certificates. An authenticating agent may authenticate Certificates whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate of the Sponsor.

          4. The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

          5. Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

          6. Every Person, by virtue of having become a Holder or a Capital Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration and the terms of the Securities, the Guarantee, the Indenture and the Debentures.

          7. The Holders of the Securities shall have no preemptive rights or rights to subscribe for additional Securities.

          Section B.  Distributions.

          1. Holders of Securities shall be entitled to receive cumulative cash Distributions at the rate per annum of 8.50% of the stated liquidation amount of $1,000 per

Security, calculated on the basis of a 360-day year consisting of twelve 30-day months. For any period shorter than a full 180-day semi-annual period, distributions will be computed on the basis of the actual number of days elapsed in such 180-day semi-annual period. Subject to Section 7.1(b), Distributions shall be made on the Capital Securities and the Common Securities on a Pro Rata basis. Distributions on the Securities shall, from the date of original issue, accrue and be cumulative and shall be payable semi-annually only to the extent that the Trust has funds available for the payment of such Distributions in the Property Account. Distributions not paid on the scheduled payment date will accumulate and compound semi-annually at the rate of 8.50% per annum ("Compounded Distributions"). "Distributions" shall mean ordinary cumulative distributions together with any Compounded Distributions. If and to the extent that the Debenture Issuer makes a payment of interest (including Additional Interest (as defined in the Indenture)) and/or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a Pro Rata Distribution of the Payment Amount to Holders, subject to the terms of Section 7.1(b).

          2. Distributions on the Securities will be cumulative, will accrue from the date of initial issuance and will be payable semi-annually in arrears on each April 15 and October 15, commencing October 15, 1997, when, as and if available for payment, by the Property Trustee, except as otherwise described below. If Distributions are not paid when scheduled, the accrued Distributions shall be paid to the Holders of record of Securities as they appear on the books and records of the Trust on the record date as determined under Section 7.2(c).

          3. Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates, which relevant record date shall be the first day of the month of the relevant payment dates. In the event that any date on which Distributions are payable on the Securities is not a Business Day, payment of the Distribution payable on such date will be made on the next succeeding day which is a Business Day (without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date.

          Section C.  Redemption of Securities.

          Upon the repayment or redemption of the Debentures, the proceeds from such repayment or redemption shall be simultaneously applied Pro Rata (subject to Section 7.1(b)) to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed for an amount equal to the redemption price paid by the Debenture Issuer in respect of such Debentures plus an amount equal to accrued and unpaid Distributions thereon through the date of the redemption or such lesser amount as shall be received by the Trust in respect of the Debentures so repaid or redeemed (the "Redemption Price").

          Section D.  Redemption Procedures.

          1. Notice of any redemption of the Securities (a "Redemption Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed not fewer than 30 nor more than 60 days before the date fixed for redemption thereof which will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption and the date on which notices are given pursuant to this Section 7.4, a Redemption Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption Notice or in the mailing thereof with respect to any Holder shall affect the validity of the redemption proceedings with respect to any other Holder.

          2. If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Capital Securities will be redeemed Pro Rata and the Capital Securities to be redeemed will be redeemed as described below. The Trust may not redeem the Securities unless all accrued and unpaid Distributions have been paid in full on all Securities then outstanding plus accrued but unpaid Distributions to the date of redemption. For all purposes of this Declaration, unless the context otherwise requires, all provisions relating to the redemption of Capital Securities shall relate, in the case of any Capital Security redeemed or to be redeemed only in part, to the portion of the aggregate liquidation amount of Capital Securities which has been or is to be redeemed.

          3. If Securities are to be redeemed and the Trust gives a Redemption Notice, which notice may only be issued if the Debentures are to be redeemed as set forth in this Section 7.4 (which notice will be irrevocable), then (A) by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid to the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures by 10:00 a.m., Wilmington, Delaware time, on the date of redemption of the Securities, the Property Trustee will deposit irrevocably with DTC (in the case of Capital Securities held by the Depositary) or its nominee (or successor Depositary or its nominee), funds sufficient to pay the applicable Redemption Price with respect to the Capital Securities and will give DTC irrevocable instructions and authority to pay the Redemption Price with respect to Capital Securities held as a Global Security, to the Capital Security Beneficial Owners and (B) with respect to Capital Securities and Common Securities held in definitive form, provided that the Debenture Issuer has paid to the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee, will irrevocably deposit with the Paying Agent for such Capital Securities and the Common Securities funds sufficient to pay the Redemption Price and will give such Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders thereof upon surrender of their Certificates evidencing the Capital Securities and the Common Securities. If a Redemption Notice shall have been given and funds deposited as required, then immediately prior to the close of business on the date of such deposit, Distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price, and such Securities shall cease to be outstanding. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the Guarantee, Distributions on such Securities will continue to accrue at the then applicable rate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Security called for redemption shall be payable to the Holders who were Holders of such Security on the relevant record dates for the related Distribution Dates. Accordingly, for these purposes, the applicable Redemption Price shall not include Distributions which are being paid to Holders who were Holders on a relevant record date. Upon satisfaction of the foregoing conditions, then immediately prior to the close of business on the date of such deposit or payment, all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price, and such Securities shall cease to be outstanding, and from and after the date fixed for redemption, such Securities will not accrue distributions or bear interest.

          Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been called for redemption.

          4. Subject to the foregoing and applicable law (including, without limitation, United States Federal securities laws), the Debenture Issuer or its subsidiaries may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.

          Section E.  Voting Rights of Capital Securities.

          1. Except as provided under this Declaration and as otherwise required by the Business Trust Act, the Trust Indenture Act and other applicable law, the Holders of the Capital Securities will have no voting rights.

          2. Subject to the requirement of the Property Trustee receiving a tax opinion in certain circumstances set forth in Section 7.5 (d) below, the Holders of a Majority in Liquidation Amount of the Capital Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or to direct the exercise of any trust or power conferred upon the Property Trustee under this Declaration, including the right to direct the Property Trustee, as holder of the Debentures, to

(i) exercise the remedies available to it under the Indenture as a holder of the Debentures or (ii) consent to any amendment or modification of the Indenture or the Debentures where such consent shall be required; provided, however, that where a consent or action under the Indenture would require the consent or act of the holders of more than a majority of the aggregate principal amount of Debentures affected thereby, only the Holders of the percentage of the aggregate stated liquidation amount of the Capital Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to give such consent or to take such action.

          3. If the Property Trustee fails to enforce its rights under the Debentures, any Holder of record of Capital Securities may institute a legal proceeding directly against the Debenture Issuer to enforce the Property Trustee's rights under the Indenture without first instituting any legal proceeding against the Property Trustee or any other person or entity. Notwithstanding the foregoing, if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to make any required payment when due and payable under the Indenture, then a Holder of Capital Securities may on or after the respective due dates specified in the Debenture (and after the expiration of any applicable cure period) institute a proceeding directly against the Debenture Issuer for enforcement of payment on Debentures having a principal amount equal to the aggregate liquidation amount of the Capital Securities held by such Holder.

          4. The Property Trustee shall notify all Holders of the Capital Securities of any written notice of any Indenture Event of Default received by the Property Trustee from the Debenture Issuer with respect to the Debentures. Such notice shall state that such Indenture Event of Default also constitutes a Trust Enforcement Event. The Property Trustee shall be under no obligation to take any of the actions described in clauses 7.5(b)(i) and (ii) above unless the Property Trustee has received an opinion of counsel rendered by a law firm having a national tax practice to the effect that as a result of such action, the Trust will not fail to be classified as a grantor trust for United States Federal income tax purposes and each Holder will be treated as owning an undivided beneficial ownership interest in the Debentures.

          5. In the event the consent of the Property Trustee, as the holder of the Debentures, is required under the Indenture with respect to any amendment or modification of the Indenture, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment or modification and shall vote with respect to such amendment or modification as directed by a Majority in Liquidation Amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of the Holders of more than a majority of the aggregate principal amount of the Debentures, the Property Trustee may only give such consent at the direction of the Holders of at least the same proportion in aggregate stated liquidation amount of the Securities, voting together as a single class. The Property Trustee shall not take any such action in accordance with the directions of the Holders of the Securities unless the Property Trustee and the other Trustees have received an opinion of counsel rendered by a law firm having a national tax practice to the effect that, as a result of such action, the Trust will not be classified as other than a grantor trust for United States Federal income tax purposes and each Holder will be treated as owning an undivided beneficial ownership interest in the Debentures.

          6. A waiver of an Indenture Event of Default with respect to the Debentures will constitute a waiver of the corresponding Trust Enforcement Event.

          7. Any required approval or direction of Holders of Capital Securities may be given at a separate meeting of Holders of Capital Securities convened for such purpose, at a meeting of the Holders of Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to the Property Trustee and each Holder of record of Capital Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents.

          8. No vote or consent of the Holders of Capital Securities will be required for the Trust to redeem and cancel Capital Securities or distribute Debentures in accordance with this Declaration and the terms of the Securities.

          9. Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned at such time by the Debenture Issuer or any entity directly or indirectly controlled by, or under direct or indirect common control with, the Debenture Issuer, shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Securities were not outstanding; provided, however that persons otherwise eligible to vote to whom the Debenture Issuer or any of its subsidiaries have pledged Capital Securities may vote or consent with respect to such pledged Capital Securities under any of the circumstances described herein; provided, further however, the
                                                 --------  ---------------
Regular Trustees shall certify in writing to the Property Trustee the results of any such vote or consent.

          10. Except as provided in the following sentence, Holders of the Capital Securities will have no rights to appoint or remove the Trustees, who may be appointed, removed or replaced solely by the Debenture Issuer, as the Holder of all of the Common Securities. If an Indenture Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed at such time by a Majority in Liquidation Amount of the Capital Securities.

          Section F.  Voting Rights of Common Securities.

          1. Except as provided under Section 6.1(b) or this Section 7.6 or as otherwise required by the Business Trust Act, the Trust Indenture Act or other applicable law or provided by this Declaration, the Holders of the Common Securities will have no voting rights.

          2. The Holders of the Common Securities are entitled, in accordance with Article VI of this Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

          3. Subject to Section 2.6 of this Declaration and only after all Trust Enforcement Events with respect to the Capital Securities have been cured, waived, or otherwise eliminated and subject to the requirement of the Property Trustee receiving a tax opinion in certain circumstances set forth in this paragraph (c), the Holders of a Majority in Liquidation Amount of the Common Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or to direct the exercise of any trust or power conferred upon the Property Trustee under this Declaration, including the right to direct the Property Trustee, as holder of the Debentures, to (i) exercise the remedies available to it under the Indenture as a holder of the Debentures, or (ii) consent to any amendment or modification of the Indenture or the Debentures where such consent shall be required; provided, however, that where a consent or action under the Indenture would require the consent or act of the holders of more than a majority of the aggregate principal amount of Debentures affected thereby, only the Holders of the percentage of the aggregate stated liquidation amount of the Common Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to give such consent or take such action. The Property Trustee shall be under no obligation to take any of the actions described in clause 7.6(c)(i) and (ii) above unless the Property Trustee has received an opinion of counsel rendered by a law firm having a national tax practice to the effect that, as a result of such action, for United States Federal income tax purposes the Trust will not fail to be classified as a grantor trust and each Holder will be treated as owning an undivided beneficial ownership interest in the Debentures.

          4. If the Property Trustee fails to enforce its rights under the Debentures, the Holder of record of Common Securities may institute a legal proceeding directly against the Debenture Issuer to enforce the Property Trustee's rights under the Indenture without first instituting any legal proceeding against the Property Trustee or any other person or entity.

          5. A waiver of an Indenture Event of Default with respect to the Debentures will constitute a waiver of the corresponding Trust Enforcement Event.

          6. Any required approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of the Holders of Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter on which action by written consent of such Holders is to be taken, to be mailed to the Property Trustee and each Holder of record of Common Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents.

          7. No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute Debentures in accordance with this Declaration and the terms of the Securities.

          Section G.  Paying Agent, Securities Registrar or Exchange Agent.

          In the event that any Capital Securities are not in book-entry only form, the Trust shall maintain in Wilmington, Delaware (i) an office or agency where Securities may be presented for registration of transfer ("Security Registrar" or "Securities Registrar"), (ii) an office or agency where Securities may be presented for payment ("Paying Agent") and (iii) an office or agency where Securities may be presented for exchange ("Exchange Agent"). The Security Registrar shall keep a register of the Capital Securities and of their transfer (the "Securities Register"). The Trust may appoint the Security Registrar, the Paying Agent and the Exchange Agent and may appoint one or more co-registrars, one or more additional paying agents and one or more additional exchange agents in such other locations as it shall determine. The term "Security Registrar" includes any additional registrar, "Paying Agent" includes any additional paying agent and the term "Exchange Agent" includes any additional exchange agent. The Trust may change any Paying Agent, Securities Registrar or Exchange Agent without prior notice to the Holders; provided that the Trust will provide the
                                     --------
Holders of the Securities written notice of any such change within 30 days after the date of such change. Any Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Regular Trustees. The Trust shall notify the Property Trustee of the name and address of any Paying Agent, Securities Registrar or Exchange Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent, Securities Registrar or Exchange Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent, Securities Registrar or Exchange Agent. The Trust shall act as Paying Agent, Registrar and Exchange Agent for the Common Securities. The Trust initially appoints the Property Trustee to act as Paying Agent, Securities Registrar and Exchange Agent for the Capital Securities. In the event the Property Trustee shall no longer be Paying Agent, Securities Registrar or Exchange Agent, the Regular Trustees shall appoint a successor (which shall be a bank or trust company acceptable to the Regular Trustees and the Debenture Issuer) to act as Paying Agent, Securities Registrar or Exchange Agent.

          Section H.  Transfer of Securities.

          1. Upon surrender for registration of transfer of any Security at an office or agency of the Trust designated for such purpose, the Trust shall execute, and the Property Trustee shall authenticate and make available for delivery by the Trust, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate liquidation amount; provided that no Capital Security shall be issued in an amount representing less than $100,000 in aggregate liquidation amount of Capital Securities.

          2. At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate liquidation amount, upon surrender of the Securities to be exchanged at an office or agency of the Trust designated for such purpose. Whenever any Securities are so surrendered for exchange, the Trust shall execute, and the Property Trustee shall authenticate and make available for delivery by the Trust, the Securities which the Holder making the exchange is entitled to receive; provided that no Capital Security shall be issued in an amount representing less than $100,000 in aggregate liquidation amount of Capital Securities.

          3. Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Trust or the Security Registrar) be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Trust and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security from the Trust. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

          4. No service charge shall be made for any registration of transfer or exchange of Securities, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities.

          5. If the Securities are to be redeemed in part, the Trust shall not be required (A) to issue, register or cause to be registered the transfer of or exchange of any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 7.4 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          6. The Trust or the Sponsor at any time may deliver Capital Securities to the Property Trustee for cancellation. The Security Registrar, Paying Agent and Exchange Agent shall forward to the Property Trustee any Capital Securities surrendered to them for registration of transfer, redemption, exchange or payment. The Property Trustee shall promptly cancel all Capital Securities, surrendered for registration of transfer, redemption, exchange, payment, replacement or cancellation and shall dispose of cancelled Capital Securities in accordance with its customary procedures unless the Trust otherwise directs. Except as provided herein, the Trust may not issue new Capital Securities to replace Capital Securities that it has paid or that have been delivered to the Property Trustee for cancellation or that any Holder has exchanged.

          Section I.  Mutilated, Destroyed, Lost or Stolen Certificates.

          If:

          1. any mutilated Certificates should be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate; and

          2. there shall be delivered to the Securities Registrar such security or indemnity as may be required by it to keep it, the Sponsor, the Regular Trustees, the Property Trustee, the Delaware Trustee and the Trust harmless, then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Securities Registrar on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 7.9, the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section J.  Deemed Security Holders.

          The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

          Section K.  Form and Dating.

          The Capital Securities shall be evidenced by one or more certificates substantially in the form of Exhibit A and the Common Securities shall be evidenced by one or more certificates substantially in the form of Exhibit B, each of which is hereby incorporated in and expressly made a part of this Declaration. The Property Trustee's certificate of authentication shall be substantially in the form set forth in Exhibits A and B. Certificates representing the Securities may be printed, typewritten, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof. The Securities may have letters, CUSIP or other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable
 -------- ----
to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A to the Property Trustee in writing. Each Capital Security shall be dated the date of its authentication. The forms of Securities set forth in Exhibits A and B are part of the terms of this Declaration and to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.

          1.  Global Securities.  Securities offered and sold to QIBs in
              -----------------
reliance on Rule 144A shall be issued in the form of one or more Global Securities in definitive, fully registered form without distribution coupons with the appropriate global legends in the form set forth in Exhibit A hereto, and the Private Placement Legend, which shall be deposited with the Property Trustee, at its Wilmington, Delaware office, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Trust and authenticated by the Property Trustee as herein provided. The aggregate liquidation amount of Capital Securities represented by Global Security may from time to time be increased or decreased by adjustments made on the records of the Property Trustee at the direction of the Sponsor, and the Depositary or its nominee as hereinafter provided.

          2.  Book-Entry Provisions.  This Section 7.11(b) shall apply only to
              ---------------------
Global Securities to be deposited with or on behalf of the Depositary. A Regular Trustee shall execute and the Property Trustee shall, in accordance with this Section 7.11(b), authenticate and make available for delivery initially one or more Global Securities that (i) shall be registered in the name of Cede & Co. or other nominee of the Depositary and (ii) shall be delivered by the Property Trustee to the Depositary pursuant to the Depositary's written instructions or, if no such instructions are received by the Property Trustee, held by the Property Trustee as custodian for the Depositary.

          Members of, or participants in, the Depositary shall have no rights under this Declaration with respect to any Global Security held on their behalf by the Depositary or by the Property Trustee as the custodian of the Depositary or under such Global Security, and the Depositary may be treated by the Trust, the Property Trustee and any agent of the Trust or the Property Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Property Trustee or any agent of the Trust or the Property Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its participants, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

          3.  Definitive Capital Securities.  Except as provided in this
              -----------------------------
Declaration, owners of beneficial interests in a Global Security will not be entitled to receive physical delivery of certificated Capital Securities ("Definitive Capital Securities"). Purchasers of Securities (other than QIBs) who are "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) will receive Capital Securities in the form of individual certificates in definitive, fully registered form without distribution coupons and with the Private Placement Legend ("Restricted Definitive Capital Securities"); provided, however, that upon transfer of such
                                 --------  -------
Restricted Definitive Capital Securities to a QIB, such Restricted

Definitive Capital Securities will, unless the Global Security has previously been exchanged, be exchanged for an interest in a Global Security pursuant to the provisions of Section 7.12(d). Restricted Definitive Capital Securities will bear the Private Placement Legend unless removed in accordance with Section 7.12.

          4.  Authorized Denominations.  The Capital Securities are issuable
              ------------------------
only in denominations of $100,000 and integral multiples of $1,000 in excess thereof.

          Section L.  Transfer Procedures and Restrictions.

          1.  General.  Except as otherwise provided in Section 7.12(b), if
              -------
Capital Securities are issued upon the transfer, exchange or replacement of Capital Securities bearing the Private Placement Legend, or if a request is made to remove such Private Placement Legend on Capital Securities, the Capital Securities so issued shall bear the Private Placement Legend, or the Private Placement Legend shall not be removed, as the case may be, unless either (i) the date of such issuance or request is two years after the later of the date of original issue and the last date on which the Sponsor or any Affiliate of the Sponsor was the owner of such Capital Securities (or any predecessor thereto) or
(ii) there is delivered to the Trust and the Property Trustee such satisfactory evidence, which shall include an opinion of counsel rendered by a law firm having a national securities practice, as may be reasonably required by the Sponsor and the Property Trustee, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof are made pursuant to an exception from the registration requirements of the Securities Act or, with respect to Transfer Restricted Securities, that such Securities are not "restricted" within the meaning of Rule 144. Upon provision of such satisfactory evidence, the Property Trustee, at the written direction of the Trust, shall authenticate and deliver Capital Securities that do not bear the legend.

          2.  Transfers After Effectiveness of a Registration Statement.  After
              ---------------------------------------------------------
the effectiveness of any registration statement with respect to any Capital Securities, all requirements pertaining to legends on such Capital Securities will cease to apply (other than (i) the legend requiring that transfers of Capital Securities be made in blocks having an aggregate liquidation amount of not less than $100,000 and (ii) the Private Placement Legend with respect to any Holder of such Capital Securities who is (A) a broker-dealer who purchased Transfer Restricted Securities directly from the Trust for resale pursuant to Rule 144A or any other available exemption under the Securities Act, (B) a Person participating in the distribution of the Transfer Restricted Securities or (C) a Person who is an Affiliate of the Trust), and beneficial interests in a Global Security will be available to transferees of such Capital Securities, upon exchange of the transferring Holder's Restricted Definitive Capital Security or directions to transfer such Holder's beneficial interest in the Global Security as the case may be. No such transfer or exchange of a Restricted Definitive Capital Security or of an interest in the Global Security shall be effective unless the transferor delivers to the Trust a certificate in a form substantially similar to that attached hereto as the form of "Assignment" in Exhibit A. Except as otherwise provided in Section 7.12(l), after the effectiveness of any such registration statement, the Trust shall issue and the Property Trustee, upon a written order of the Trust signed by one Regular Trustee, shall authenticate a Global Security without the Private Placement Legend for deposit with the Depositary to evidence transfers of (i) beneficial interests from the Global Security with the Private Placement Legend and (ii) Restricted Definitive Capital Securities to the Global Security without the Private Placement Legend.

          3.  Transfer and Exchange of Definitive Capital Securities.  When
              ------------------------------------------------------
Definitive Capital Securities are presented to the Security Registrar:

          (x)  to register the transfer of such Definitive Capital Securities;
     or

          (y) to exchange such Definitive Capital Securities for an equal aggregate liquidation amount of Definitive Capital Securities,

the Securities Registrar shall register the transfer or make the exchange as requested if the requirements of Section 7.8 or 7.9 are satisfied and in the case of Definitive Capital Securities that are Restricted Definitive Capital
Securities:

               (A) if such Restricted Definitive Capital Securities are being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, receipt by the Securities Registrar of a certification from such Holder to that effect; or

               (B) if such Restricted Definitive Capital Securities are being transferred: (i) receipt by the Security Registrar of a certification from the transferor in a form substantially similar to that attached hereto as the form of "Assignment" in Exhibit A, and (ii) if the Trust or Security Registrar so requests, evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the Private Placement Legend.

          4.  Restrictions on Transfer of a Definitive Capital Security for a
              ---------------------------------------------------------------
Beneficial Interest in a Global Capital Security.  A Definitive Capital Security
------------------------------------------------
may not be exchanged for a beneficial interest in the applicable Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Securities Registrar of a Definitive Capital Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Securities Registrar, together with:

          a. if such Definitive Capital Security is a Restricted Definitive Capital Security, certification in a form substantially similar to that attached hereto as the form of "Assignment" in Exhibit A; and

          b. whether or not such Definitive Capital Security is a Restricted Definitive Capital Security, written instructions directing the Securities Registrar to make, or to direct the Depositary to make, an adjustment on its books and records with respect to the appropriate Global Security to reflect an increase in the number of the Capital Securities represented by such Global Security, then the Securities Registrar shall cancel such Definitive Capital Security and cause, or direct the Depositary to cause, the aggregate liquidation amount of Capital Securities represented by the appropriate Global Security shall be increased accordingly. If no Global Securities are then outstanding, the Trust shall issue and the Property Trustee shall authenticate, upon written order of any Regular Trustee, an appropriate number of Capital Securities in global form.

          5.  Transfer and Exchange of Global Securities.  Subject to Section
              ------------------------------------------
7.12(f), the transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Declaration (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor.

          6.  Transfer of a Beneficial Interest in a Global Security for a
              ------------------------------------------------------------
Definitive Capital Security.
---------------------------

          a. Any Person having a beneficial interest in a Global Security may upon request, but only upon 20 days prior written notice to the Securities Registrar and only if accompanied by the information specified below, exchange such beneficial interest for a Definitive Capital Security representing the same aggregate liquidation amount of Capital Securities. Upon receipt by the Securities Registrar from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global Security of written transfer instructions and a certification from the transferor in a form substantially similar to that attached hereto as the form of "Assignment" in Exhibit A, which may be submitted by facsimile, then the Securities Registrar will cause the aggregate number of Capital Securities referenced in such transfer instructions represented by the applicable Global Security to be reduced on its books and records and, following such reduction, the Trust will execute and the Property Trustee will authenticate and make available for delivery to the transferee a Definitive Capital Security.

          b. Definitive Capital Securities issued in exchange for a beneficial interest in a Global Security pursuant to this Section 7.12(f) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its participants or otherwise, shall instruct the Securities Registrar in writing. The Property Trustee shall deliver such Definitive Capital Securities to the Persons in whose names such Definitive Capital Securities are so registered in accordance with such instructions of the Depositary.

          7.  Restrictions on Transfer and Exchange of Global Securities.
              ----------------------------------------------------------
Notwithstanding any other provisions of this Declaration (other than the provisions set forth in Section 7.12(h)), a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          8.  Authentication of Definitive Capital Securities.  If at any time:
              -----------------------------------------------

          a.  there occurs a Trust Enforcement Event which is continuing, or

          b. the Trust, in its sole discretion, notifies the Property Trustee in writing that it elects to cause the issuance of Definitive Capital Securities under this Declaration,

then the Trust will execute, and the Property Trustee, upon receipt of a written order of the Trust signed by one Regular Trustee requesting the authentication and delivery of Definitive Capital Securities to the Persons designated by the Trust, will authenticate and make available for delivery Definitive Capital Securities, equal in number to the aggregate liquidation amount of Capital Securities represented by the Global Securities, in exchange for such Global Securities.

          9.  Legend.
              ------

          a. Except as permitted by the following paragraph (ii), each Certificate evidencing the Global Securities and the Definitive Capital Securities (and all Certificates issued in exchange therefor or substitution thereof) shall bear a legend (the "Private Placement Legend") in substantially the following form:

                    "THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED
               UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE `SECURITIES ACT'), OR ANY STATE SECURITIES LAWS AND NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE COMPANY THAT: (I) IT HAS ACQUIRED A `RESTRICTED' SECURITY WHICH HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT; (II) IT WILL NOT OFFER, SELL OR OTHERWISE

               TRANSFER THIS SECURITY PRIOR TO THE LATER OF THE DATE WHICH IS TWO YEARS AFTER THE DATE OF ORIGINAL ISSUANCE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF SUCH RESTRICTED SECURITIES (OR ANY PREDECESSOR) EXCEPT
               (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A `QUALIFIED INSTITUTIONAL BUYER' (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY APPLICABLE JURISDICTION; AND
               (III) IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH IN (II) ABOVE. ANY OFFER, SALE OR OTHER DISPOSITION PURSUANT TO THE FOREGOING CLAUSE (II)(D) IS SUBJECT TO THE RIGHT OF THE ISSUER OF THIS SECURITY AND THE PROPERTY TRUSTEE FOR SUCH SECURITIES TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS OR OTHER INFORMATION ACCEPTABLE TO THEM IN FORM AND SUBSTANCE.

               THE CAPITAL SECURITIES WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000 (100 CAPITAL SECURITIES). ANY SUCH TRANSFER OF CAPITAL SECURITIES IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH CAPITAL SECURITIES FOR ANY PURPOSE, INCLUDING BUT NOT LIMITED TO THE RECEIPT OF

               DISTRIBUTIONS ON SUCH CAPITAL SECURITIES, AND SUCH TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH CAPITAL SECURITIES."

          (ii) Upon any sale or transfer of a Restricted Capital Security (including any Restricted Capital Security represented by a Global Security) pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act after such registration statement ceases to be effective:

               (A) in the case of any Restricted Capital Security that is a Definitive Capital Security, the Security Registrar shall permit the Holder thereof to exchange such Restricted Capital Security for a Definitive Capital Security that does not bear the Private Placement Legend (other than the legend requiring that transfers of Capital Securities be made in blocks having an aggregate liquidation amount of not less than $100,000) and rescind any restriction on the transfer of such Restricted Capital Security; and

               (B) in the case of any Restricted Capital Security that is represented by a Global Security, the Security Registrar shall permit the Holder of such Global Security to exchange such Global Security for another Global Security that does not bear the Private Placement Legend (other than the legend requiring that transfers of Capital Securities be made in blocks having an aggregate liquidation amount of not less than $100,000).

          (j) Cancellation or Adjustment of Global Security.  At such time as
              ---------------------------------------------
all beneficial interests in a Global Security have either been exchanged for Definitive Capital Securities to the extent permitted by this Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global Security shall be returned to the Depositary for cancellation or retained and canceled by the Property Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for Definitive Capital Securities, Capital Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Depositary and the Security Registrar, to reflect such reduction.

          (k)  No Obligation.
               -------------

          (i) Neither the Sponsor, the Trust nor the any Trustee shall have any responsibility or obligation to any beneficial owner of a Global Security, any participant in the Depositary or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant thereof, with respect to any ownership interest in the Capital Securities or with respect to the delivery to any participant in the Depositary, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Capital Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Capital Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depositary or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Property Trustee and Securities Registrar may conclusively rely and shall be fully protected in relying upon information furnished by the Depositary or any agent thereof with respect to its participants and any beneficial owners.

          (ii) The Property Trustee and the Security Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Capital Security (including any transfers between or among Depositary participants or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          (l) Exchange of Transfer Restricted Securities for New Capital
              ----------------------------------------------------------
Securities.  The Transfer Restricted Securities may be exchanged for New Capital
----------
Securities pursuant to the terms of the Exchange Offer. The Property Trustee shall make the exchange as follows:

          The Sponsor shall present the Property Trustee with an Officers' Certificate certifying the following:

               (A) upon issuance of the New Capital Securities, the transactions contemplated by the Exchange Offer have been consummated; and

               (B) the number of Transfer Restricted Securities properly tendered in the Exchange Offer that are represented by a Global Security and the number of Transfer Restricted Securities properly tendered in the Exchange Offer that are represented by Definitive Capital Securities, the name of each Holder of such Definitive Capital Securities, the liquidation amount of Capital Securities properly tendered in the Exchange Offer by each such Holder and the name and address to which Definitive Capital Securities for New Capital Securities shall be registered and sent for each such Holder.

          The Property Trustee, upon receipt of (i) such Officers' Certificate and (ii) an opinion of counsel (x) to the effect that the New Capital Securities have been registered under

Section 5 of the Securities Act and the Indenture has been qualified under the Trust Indenture Act and (y) with respect to the matters set forth in Section 1 of the Registration Rights Agreement, shall authenticate (A) a Global Security, executed and delivered by the Trust to the Property Trustee, representing New Capital Securities in aggregate liquidation amount equal to the aggregate liquidation amount of Transfer Restricted Securities represented by a Global Security indicated in such Officers' Certificate as having been properly tendered and (B) Definitive Capital Securities, executed and delivered by the Trust to the Property Trustee, representing New Capital Securities registered in the names of and in the liquidation amounts indicated in such Officers' Certificate.

          If, upon consummation of the Exchange Offer, less than all the outstanding Transfer Restricted Securities shall have been properly tendered and not withdrawn, the Property Trustee shall make an endorsement on the Global Security representing Transfer Restricted Securities indicating the reduction in the number and aggregate liquidation amount represented thereby as a result of the Exchange Offer.

          The Trust shall deliver such authenticated Definitive Capital Securities representing New Capital Securities to the Holders thereof as indicated in such Officer's Certificate.

          (m) Minimum Transfers.  Transfer Restricted Securities and, when
              -----------------
issued, New Capital Securities may only be transferred in minimum blocks of $100,000 aggregate liquidation amount. Any transfer of Capital Securities in a block having an aggregate liquidation amount of less than $100,000 shall be deemed to be void and of no legal effect whatsoever. Any such transferee shall be deemed not to be a Holder of such Capital Securities for any purpose, including, but not limited to, the receipt of Distributions on such Capital Securities, and such transferee shall be deemed to have no interest whatsoever in such Capital Securities.

          Section M.  CUSIP Numbers.

          The Trust in issuing the Capital Securities may use "CUSIP" numbers (if then generally in use), and, if so used, the Property Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders of Capital Securities; provided that any such notice may state that no representation is
            -------- ----
made as to the correctness of such numbers either as printed on the Capital Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Capital Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Sponsor will promptly notify the Property Trustee of any change in the CUSIP numbers.

                                 ARTICLE VIII.

                      DISSOLUTION AND TERMINATION OF TRUST

          Section A. Terminating Events. The Trust shall dissolve upon the first to occur of any of the following events:

          1. the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Holder of the Common Securities;

          2. the written direction to the Property Trustee from the Sponsor at any time to terminate the Trust and, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to distribute Debentures to Holders in exchange for the Securities (which direction is optional and wholly within the discretion of the Sponsor);

          3. the redemption of all of the Capital Securities in connection with the redemption or maturity of all of the Debentures; and

          4. the entry of an order for dissolution of the Trust by a court of competent jurisdiction.

          Section B. Termination. The respective obligations and responsibilities of the Trustees and the Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Holders upon the liquidation of the Trust pursuant to
Section 8.3, or upon the redemption of all of the Securities pursuant to Section 7.3, of all amounts required to be distributed hereunder upon the final payment of the Securities; (b) the payment of any expenses owed by the Trust; and (c) the discharge of all duties of the Regular Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Holders.

          Section C. Liquidation. 1. At such time as an event specified in clause (a), (b) or (d) of Section 8.1 occurs, the Trust shall be liquidated by the Regular Trustees as expeditiously as the Regular Trustees determine to be possible by distributing, after satisfaction or the making of reasonable provisions for the payment of liabilities to creditors of the Trust as provided by applicable law, to each Holder an interest in the Debentures Pro Rata,
subject to Sections 7.1(b) and 8.3(d).   The date of liquidation (the
"Liquidation Date") shall be as specified in writing by the Regular Trustees to the Property Trustee, and thereafter notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid mailed not less than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

               a.    state the CUSIP number of the Securities;

               b.    state the Liquidation Date;

               c. state that from and after the Liquidation Date, the Securities will no longer be deemed to be outstanding and any Certificates not surrendered for exchange will be deemed to represent a Pro Rata portion of Debentures; and

               d. provide such information with respect to the mechanics by which Holders may exchange Certificates for Debentures, or if Section 8.3(d) applies receive a Liquidation Distribution, as the Regular Trustees shall determine is appropriate.

          2. Except where Section 8.1(c) or 8.3(d) applies, in order to effect the liquidation of the Trust and distribution of the Debentures to Holders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation Date) and, either itself acting as Exchange Agent or through the appointment of a separate Exchange Agent, shall establish such procedures as directed by the Trust to effect the distribution of Debentures in exchange for the outstanding Certificates.

          3. Except where Section 8.1(c) or 8.3(d) applies, after the Liquidation Date, (i) the Securities will no longer be deemed to be outstanding,
(ii) certificates representing a Pro Rata portion of Debentures will be issued to Holders of Securities, upon surrender of such Certificates to the Security Registrar or its agent for exchange, (iii) any Certificates not so surrendered for exchange will be deemed to represent a Pro Rata portion of Debentures, accruing interest at the rate provided for in the Debentures from the last Distribution date on which a Distribution was made on such Securities until such Certificates are so surrendered (and until such Certificates are so surrendered, no payments of interest or principal will be made to Holders of Securities with respect to such Debentures) and (iv) all rights of Holders holding Securities will cease, except the right of such Holders to receive Debentures upon surrender of Certificates.

          4.  In the event that, notwithstanding the other provisions of this
Section 8.3, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Debentures in the manner provided herein is determined by the Regular Trustees not to be practical, the assets of the Trust shall be liquidated, and the Trust shall be dissolved, wound-up or terminated, by the Regular Trustees. In such event, on the date of the dissolution, winding-up or other termination of the Trust, Holders will be entitled to receive out of the assets of the Trust available for distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the liquidation amount per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such dissolution, winding up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, the amounts payable by the Trust on the Securities shall be applied Pro Rata (subject to Section 7.1(b)) based upon liquidation amounts.

                                 ARTICLE IX.

                           LIMITATION OF LIABILITY OF
                   HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

          Section A.  Liability.

          1. Except as expressly set forth in this Declaration, the Guarantee and the terms of the Securities, the Sponsor:

               a. shall not be personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

               b. shall not be required to pay to the Trust or to any Holder of Securities any deficit upon a liquidation of the Trust or otherwise.

          2. The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

          3. Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Capital Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

          Section B.  Exculpation.

          1. No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable or any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

          2. An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

          Section C.  Fiduciary Duty.

          1. To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to an other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

          2.  Unless otherwise expressly provided herein:

               a. whenever a conflict of interest exists or arises between any Covered Persons; or

               b. whenever this Declaration or any other agreement contemplated herein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

          3. Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

               a. in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

               b. in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

          Section D.  Indemnification.

          1.a. The Sponsor shall indemnify, to the full extent permitted by law, any Debenture Issuer Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Debenture Issuer Indemnified Person against expenses (including attorney fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith, without gross negligence and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Debenture Issuer Indemnified Person did not act in good faith, without gross negligence and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          b. The Sponsor shall indemnify, to the full extent permitted by law, any Debenture Issuer Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Debenture Issuer Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith, without gross negligence and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Debenture Issuer Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

          c. Any indemnification under paragraphs (i) and (ii) of this Section 94 (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Debenture Issuer Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a Quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Holder of the Common Securities.

          d. Expenses (including attorneys' fees) incurred by a Debenture Issuer Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 94 shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Debenture Issuer Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 94. Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a Quorum of disinterested Regular Trustees, (ii) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the Holder of the Common Securities, that, based upon the facts known to the Regular Trustees, counsel or the Holder of the Common Securities at the time such determination is made, such Debenture Issuer Indemnified Person acted in bad faith, was grossly negligent or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Debenture Issuer Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or the Holder of the Common Securities reasonably determine that such person deliberately breached his duty to the Trust or the Holders.

          e. The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 9.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, or by any vote of stockholders or disinterested directors of the Sponsor or by any vote of Holders of Capital Securities or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 9.4(a) shall be deemed to be provided by a contract between the Sponsor and each Debenture Issuer Indemnified Person who serves in such capacity at any time while this Section 9.4(a) is in effect. Any repeal or modification of this Section 9.4(a) shall not affect any rights or obligations then existing.

          f. The Sponsor or the Trust may purchase and maintain insurance on behalf of any person who is or was a Debenture Issuer Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this
Section 9.4(a).

          g. For purposes of this Section 9.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 9.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

          h. The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 94 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Debenture Issuer Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person. The obligation to indemnify as set forth in this Section 94 shall survive the satisfaction and discharge of this Declaration.

     2. The Sponsor agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) each Affiliate of the Property Trustee or the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without gross negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 9.4(b) shall survive the satisfaction and discharge of this Declaration and the resignation or removal of the Property Trustee or the Delaware Trustee.

      Section E.  Outside Businesses.

      Each Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the activities of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and each Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Each Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                  ARTICLE X.

                                  ACCOUNTING

          Section A.  Fiscal Year.

          The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

          Section B.  Certain Accounting Matters.

          1. At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles. The Trust shall use the accrual method of accounting for United States Federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Regular Trustees.

          2. The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

          3. The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, an annual United States Federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

          4. The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States Federal income tax return, on a Form 1041 or such other form required by United States Federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

          Section C.  Banking.

          The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Account.

          Section D.  Withholding.

          The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claim for excess withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                  ARTICLE XI.

                            AMENDMENTS AND MEETINGS

          Section A.  Amendments.

          1. Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by (i) the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees) and (ii) by the Property Trustee if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee; and (iii) by the Delaware Trustee if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee.

          2. No amendment shall be made, and any such purported amendment shall be void and ineffective:

               a. unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

               b. unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

               (1) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

               (2) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities) and that all conditions precedent, if any, in this Declaration to the execution and delivery of such amendment have been satisfied, provided, however, the Property Trustee shall not be required to sign any
     --------  -------
     such amendment; and

               c. unless the Trust shall have first received an opinion of counsel rendered by a law firm having a national tax and securities practice to the effect that such amendment would not:

               (1) cause the Trust to be classified as an association or publicly traded partnership taxable as a corporation for United States Federal income tax purposes;

               (2) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

               (3) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

          3. At such time after the Trust has issued any Securities that remain outstanding, any amendment that would (i) adversely affect the rights, privileges or preferences of the Holders, (ii) result in the dissolution, winding-up or termination of the Trust other than pursuant to the terms of this Declaration, (iii) change the amount or timing of any Distribution of the Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Securities as of a specified date or (iv) restrict the right of a Holder of Securities to institute suit for the enforcement of any such payment on or after such date, then the Holders of the Securities voting together as a single class will be entitled to vote on such amendment and such amendment shall not be effective except with the approval of at least a Majority in Liquidation Amount of the Securities affected thereby; provided that, if any amendment referred to in clause (i) above would adversely affect only the Capital Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment and such amendment shall not be effective except with the approval of a Majority in Liquidation Amount of such class of Securities.

          4. Section 9.1(c) and this Section 11.1 shall not be amended without the consent of all of the Holders of the Securities.

          5. Article 5 shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

          6. The rights of the Holders of the Common Securities under Article 6 to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

          7. Notwithstanding Section 11.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

               a.    cure any ambiguity;

               b. correct or supplement any provision in this Declaration that may be inconsistent with any other provision of this Declaration; and

               c. to modify, eliminate or add to any provision of this Declaration, provided such modification, elimination or,addition would not adversely affect the rights, privileges or preferences of any Holder of the Securities.

          8. The issuance of a Trustees' Authentication Order by the Regular Trustees for purposes of establishing the terms and form of the Securities as contemplated by Section 7.1 shall not be deemed an amendment of this Declaration subject to the provisions of this Section 11.1.

          Section B. Meetings of the Holders of Securities; Action by Written Consent.

          1. Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more notices in writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those

Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

          2. Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

               a. notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

               b. each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing such proxy. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

               c. each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

               d. unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Capital Securities are then listed for trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                 ARTICLE XII.

                      REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

          Section A.  Representations and Warranties of the Property Trustee.

          The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

          1. the Property Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

          2.  the Property Trustee satisfies the requirements set forth in
     Section 6.3(a);

          3. the execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. This Declaration under Delaware law has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

          4. the execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee; and

          5. no consent, approval or authorization of, or registration with or notice to, any Delaware or Federal banking authority is required for the execution, delivery or performance by the Property Trustee of this Declaration.

          Section B.  Representations and Warranties of the Delaware Trustee.

          The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

          1.  the Delaware Trustee satisfies the requirements set forth in
     Section 6.2 and has the power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration and, if it is not a natural person, is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

          2. the execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

          3. the execution, delivery and performance of this Declaration by the Delaware Trustee does not conflict with or constitute a breach of the charter or by-laws of the Delaware Trustee; and

          4. no consent, approval or authorization of, or registration with or notice to, any Delaware or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration.


                                 ARTICLE XIII.

                                 MISCELLANEOUS

          Section A.  Notices.

          All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

          1. if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Property Trustee, the Delaware Trustee and the Holders of the Securities):

               The First American Financial Corporation
               114 East Fifth Street
               Santa Ana, California 90271

          2. if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Regular Trustees, the Property Trustee and the Holders of the Securities):

               Wilmington Trust Company
               Rodney Square North
               1100 North Market Street
               Wilmington Delaware 19890-0001
               Attention:  Corporate Trust Administration
               fax:  302-427-4749
               phone:  302-651-1000

          3. if given to the Property Trustee, at its Corporate Trust Office (or such other address as the Property Trustee may give notice of to the Regular Trustees, the Delaware Trustee and the Holders of the Securities).

          4. if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Property Trustee, the Delaware Trustee and the Trust).

          5. if given to any other Holder, at the address set forth on the books and records of the Trust.

All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

          Section B.  Governing Law.

          This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware (without regard to principles of conflicts of laws).

          Section C.  Intention of the Parties.

          It is the intention of the parties hereto that the Trust be classified for United States Federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted in a manner consistent with such classification.

          Section D.  Headings.

          Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

          Section E.  Successors and Assigns.

          Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

          Section F.  Partial Enforceability.

          If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

          Section G.  Counterparts.

          This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

          IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

                                      THE FIRST AMERICAN FINANCIAL CORPORATION, as Sponsor and Holder of Common Securities


                                      BY: /s/ THOMAS A. KLEMENS
                                          --------------------------------------
                                      Name:   Thomas A. Klemens
                                      Title:  Executive Vice President and Chief
                                              Financial Officer


                                      WILMINGTON TRUST COMPANY, as Property
                                      Trustee

                                      BY: /s/ EMMETT R. HARMON
                                          -------------------------------------
                                      Name:  Emmett R. Harmon
                                      Title: Vice President

                                      WILMINGTON TRUST COMPANY, as Delaware
                                      Trustee

                                      BY: /s/ EMMETT R. HARMON
                                          -------------------------------------
                                      Name:  Emmett R. Harmon
                                      Title: Vice President

                                      Thomas A. Klemens, as Regular Trustee

                                      BY: /s/ THOMAS A. KLEMENS
                                          -------------------------------------
                                      Name:  Thomas A. Klemens
                                      Title: Executive Vice President and Chief
                                             Financial Officer

                                      Parker S. Kennedy, as Regular Trustee

                                      BY: /s/ PARKER S. KENNEDY
                                          -------------------------------------
                                      Name:  Parker S. Kennedy
                                      Title: Regular Trustee

                                                                       EXHIBIT A



          THIS CAPITAL SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITORY"), OR A NOMINEE OF THE DEPOSITORY. THIS CAPITAL SECURITY IS EXCHANGEABLE FOR CAPITAL SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS CAPITAL SECURITY (OTHER THAN A TRANSFER OF THIS CAPITAL SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

          UNLESS THIS CAPITAL SECURITY CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TO FIRST AMERICAN CAPITAL TRUST I OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CAPITAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REGISTERED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE COMPANY THAT: (I) IT HAS ACQUIRED A "RESTRICTED" SECURITY WHICH HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT;
(II) IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY PRIOR TO THE LATER OF THE DATE WHICH IS TWO YEARS AFTER THE DATE OF ORIGINAL ISSUANCE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF SUCH RESTRICTED SECURITIES (OR ANY PREDECESSOR) EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED

IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY APPLICABLE JURISDICTION; AND (III) IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH IN (II) ABOVE. ANY OFFER, SALE OR OTHER DISPOSITION PURSUANT TO THE FOREGOING CLAUSE (II)(D) IS SUBJECT TO THE RIGHT OF THE ISSUER OF THIS SECURITY AND THE PROPERTY TRUSTEE FOR SUCH SECURITIES TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS OR OTHER INFORMATION ACCEPTABLE TO THEM IN FORM AND SUBSTANCE.

          THE CAPITAL SECURITIES WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000 (100 CAPITAL SECURITIES). ANY SUCH TRANSFER OF CAPITAL SECURITIES IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH CAPITAL SECURITIES FOR ANY PURPOSE, INCLUDING BUT NOT LIMITED TO THE RECEIPT OF DISTRIBUTIONS ON SUCH CAPITAL SECURITIES, AND SUCH TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH CAPITAL SECURITIES.


Certificate No.                                   Number of Capital Securities:
CUSIP No. 31847J AA8

                   Certificate Evidencing Capital Securities
                                       of
                         First American Capital Trust I

                            8.50% Capital Securities
                (liquidation amount $1,000 per Capital Security)

          FIRST AMERICAN CAPITAL TRUST I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of the aggregate liquidation amount of Capital Securities of the Trust specified in Schedule A hereto representing undivided beneficial ownership interests in the assets of the Trust designated the 8.50% Capital Securities (liquidation amount $1,000 per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in the Declaration (as defined below). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are set forth in and shall in all respects be subject to the provisions of, the Amended and Restated Declaration of Trust of the Trust, dated as of April 22, 1997 (as the same may be amended from time to time (the "Declaration")), among The First American Financial Corporation, as Sponsor, Parker S.

Kennedy and Thomas A. Klemens, as Regular Trustees, Wilmington Trust Company, as Property Trustee, and Wilmington Trust Company, as Delaware Trustee. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Guarantee to the extent described therein. The Sponsor will provide a copy of the Declaration, the Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

          By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Capital Securities as evidence of undivided indirect beneficial ownership interests in the Debentures.

          IN WITNESS WHEREOF, the Trust has executed this certificate this ____ day of _____, 19__.


                                      FIRST AMERICAN CAPITAL TRUST I


                                      BY:_______________________________________
                                          Name:
                                         Title:



          This is one of the Securities referred to in the within mentioned Declaration.

Dated:  _____  ___, 19__         Wilmington Trust Company
                                 as Trustee


                                 By:____________________________________________
                                    Authorized Signatory

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security to:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Insert assignee's social security or tax identification number)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Insert address and zip code of assignee)


and irrevocably appoints

________________________________________________________________________________
_________________________________________________________________________  agent to transfer this Capital Security on the books of the Trust. The agent may substitute another to act for him or her.


Date:_________________________

Signature:____________________
(Sign exactly as your name appears on the other side of this Capital Security certificate)

Signature Guarantee:/*/:________________________________________________________

          In connection with any transfer of any of the Capital Securities evidenced by this certificate, the undersigned confirms that such Capital Securities are being:

CHECK ONE BOX BELOW

(1) [_]   exchanged for the undersigned's own account without transfer; or

--------------
/*/ Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

(2) [_] transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or


(3) [_] transferred to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act of 1933, as amended that is acquiring the Capital Securities for its own account, or for the account of such an institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act of 1933, as amended; or

(4) [_] transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933; or

(5) [_] transferred pursuant to an effective registration statement under the Securities Act of 1933, as amended.

          Unless one of the boxes is checked, the Security Registrar will refuse to register any of the Capital Securities evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however,
                                                             --------  -------
that if box (3) or (4) is checked, the Registrar may require, prior to registering any such transfer of the Capital Securities, such legal opinions, certifications and other information as the Trust or the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act; provided, further, that (i) if box (2) is checked, the transferee must also
     --------  -------
certify that it is a qualified institutional buyer as defined in Rule 144A or
(ii) if box (3) is checked, the transferee must also provide to the Registrar a Transferee Letter of Representation in the form attached to the Offering Memorandum of the Trust dated April 17, 1997; provided, further, that after the date that a registration statement has been filed and so long as such registration statement continues to be effective, the Security Registrar may only permit transfers for which box (5) has been checked.


                                   --------------------------------------------
                                                      Signature

                                                                       EXHIBIT B



                      THIS CERTIFICATE IS NOT TRANSFERABLE


Certificate No.                            Number of Common Securities:


                    Certificate Evidencing Common Securities
                                       of
                         First American Capital Trust I

                            8.50% Common Securities
                (liquidation amount $1,000 per Common Security)

          FIRST AMERICAN CAPITAL TRUST I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of the aggregate liquidation amount of Common Securities of the Trust specified in schedule A hereto representing undivided beneficial ownership interests in the assets of the Trust designated the 8.50% Common Securities (liquidation amount $1,000 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in the Declaration (as defined below). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are set forth in and shall in all respects be subject to the provisions of, the Amended and Restated Declaration of Trust of the Trust, dated as of April 22, 1997 (as the same may be amended from time to time (the "Declaration")), among The First American Financial Corporation, as Sponsor, Parker S. Kennedy and Thomas A. Klemens, as Regular Trustees, Wilmington Trust Company, as Property Trustee, and Wilmington Trust Company, as Delaware Trustee. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Guarantee to the extent described therein. The Sponsor will provide a copy of the Declaration, the Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

          By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of undivided indirect beneficial ownership interests in the Debentures.

          IN WITNESS WHEREOF, the Trust has executed this certificate this _____ day of ________, 19__.


                                                 FIRST AMERICAN CAPITAL TRUST I



                                                 By:____________________________
                                                 Name:
                                                    Title:

          This is one of the Securities referred to in the within mentioned Declaration.

Dated:  ________ ___, 19__
                                                 Wilmington Trust Company
                                                 as Trustee


                                                 By:
                                                 -------------------------------
                                                 Authorized Signatory

                                                                       EXHIBIT C

                     FORM OF TRUSTEES' AUTHENTICATION ORDER


                                                               __________, _____

Wilmington Trust Company
 as Property Trustee
Rodney Square North
1100 North Market Street
Wilmington, DE 19890

Ladies and Gentlemen:

     Reference is made to the Amended and Restated Declaration of Trust of First American Capital Trust I, dated as of April 22, 1997 (the "Trust Agreement"), among The First American Financial Corporation (the "Sponsor"), Wilmington Trust Company, as Property Trustee (the "Property Trustee") and Delaware Trustee and the Regular Trustees named therein, the resolution of the Finance Committee of the Corporation's Chief Financial Officer to whom the Finance Committee delegated certain authority, providing for the issuance of the Certificates evidencing _______ Capital Securities (liquidation amount $1,000 per Capital Security) and _____ Common Securities (liquidation amount $1,000 per Common Security), there have been delivered to you _______ Capital Securities and ______ Common Securities in the liquidation amount of $___________. Please authenticate such Capital Securities and hold the same as Property Trustee on behalf of The Depository Trustee Company. Please authenticate such Common Securities and hold the same as Property Trustee on behalf of the Sponsor.


                              Very truly yours,


                              THE FIRST AMERICAN CAPITAL TRUST

                              By:________________________
                                    [Name]
                                    Regular Trustee

                              By:________________________
                                    Mark R Arnesen
                                    Secretary